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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 6, 1996


                          BOWMAR INSTRUMENT CORPORATION
             (Exact name of registrant as specified in its charter)



         Indiana                      1-4817                     35-0905052
    (State or Other                (Commission                (I.R.S. Employer
    Jurisdiction of                File Number)              identification No.)
     Incorporation)





5080 North 40th Street, Phoenix, Arizona                            85018
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (602 957-0271)



(Former name or former address, if change since last report)
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ITEM 5.     OTHER EVENTS

Exhibit 5 (a) - Press release dated December 9, 1996 attached hereto.

Exhibit 5 (b) - Shareholder Rights Agreement dated December 6, 1996 attached hereto.

Exhibit 5 (c) - Letter to Shareholders dated December 16, 1996 attached hereto.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                     BOWMAR INSTRUMENT CORPORATION


                                     By: /s/ Joseph G. Warren, Jr.
                                         ----------------------------
                                           Joseph G. Warren, Jr.
                                           Vice President Finance



DATED:  December 18, 1996